Quarterly Holdings Report
for
Fidelity® Mega Cap Stock Fund
September 30, 2023
GII-NPRT1-1123
1.808770.119
Common Stocks - 93.4%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.9%
Entertainment - 1.2%
The Walt Disney Co. (a)	114,999	9,320,669
Universal Music Group NV	470,999	12,291,276
		21,611,945
Interactive Media & Services - 7.3%
Alphabet, Inc.:
Class A (a)	373,200	48,836,952
Class C (a)	353,200	46,569,420
Meta Platforms, Inc. Class A (a)	126,700	38,036,607
		133,442,979
Media - 1.4%
Charter Communications, Inc. Class A (a)	3,400	1,495,388
Comcast Corp. Class A	521,697	23,132,045
		24,627,433
TOTAL COMMUNICATION SERVICES		179,682,357
CONSUMER DISCRETIONARY - 3.6%
Broadline Retail - 0.2%
Amazon.com, Inc. (a)	26,100	3,317,832
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc. (a)	9,448	29,137,160
Marriott International, Inc. Class A	25,500	5,012,280
Starbucks Corp.	21,100	1,925,797
		36,075,237
Household Durables - 0.5%
Sony Group Corp. sponsored ADR	121,800	10,037,538
Specialty Retail - 0.8%
Lowe's Companies, Inc.	71,111	14,779,710
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	23,400	2,237,508
TOTAL CONSUMER DISCRETIONARY		66,447,825
CONSUMER STAPLES - 5.5%
Beverages - 2.0%
Diageo PLC	414,462	15,280,436
Keurig Dr. Pepper, Inc.	289,500	9,139,515
The Coca-Cola Co.	228,900	12,813,822
		37,233,773
Consumer Staples Distribution & Retail - 1.3%
Costco Wholesale Corp.	1,300	734,448
Sysco Corp.	131,699	8,698,719
Target Corp.	46,810	5,175,782
Walmart, Inc.	56,000	8,956,080
		23,565,029
Food Products - 0.1%
Mondelez International, Inc.	20,100	1,394,940
Household Products - 0.1%
Procter & Gamble Co.	16,310	2,378,977
Personal Care Products - 1.6%
Estee Lauder Companies, Inc. Class A	37,400	5,406,170
Haleon PLC ADR	1,065,233	8,873,391
Kenvue, Inc.	752,857	15,117,369
		29,396,930
Tobacco - 0.4%
Altria Group, Inc.	39,690	1,668,965
Philip Morris International, Inc.	49,400	4,573,452
		6,242,417
TOTAL CONSUMER STAPLES		100,212,066
ENERGY - 11.7%
Oil, Gas & Consumable Fuels - 11.7%
Canadian Natural Resources Ltd.	107,300	6,939,091
Exxon Mobil Corp.	1,199,087	140,988,649
Hess Corp.	195,216	29,868,048
Imperial Oil Ltd.	290,700	17,905,365
Shell PLC ADR	282,510	18,187,994
		213,889,147
FINANCIALS - 16.3%
Banks - 11.9%
Bank of America Corp.	2,021,351	55,344,590
JPMorgan Chase & Co.	279,930	40,595,449
PNC Financial Services Group, Inc.	123,331	15,141,347
Truist Financial Corp.	43,800	1,253,118
U.S. Bancorp	367,412	12,146,641
Wells Fargo & Co.	2,281,436	93,219,475
		217,700,620
Capital Markets - 0.2%
Charles Schwab Corp.	63,400	3,480,660
Consumer Finance - 0.1%
American Express Co.	13,500	2,014,065
Financial Services - 4.1%
Berkshire Hathaway, Inc. Class B (a)	49,500	17,339,850
Fidelity National Information Services, Inc.	53,700	2,967,999
Fiserv, Inc. (a)	24,800	2,801,408
MasterCard, Inc. Class A	28,852	11,422,795
PayPal Holdings, Inc. (a)	56,100	3,279,606
Visa, Inc. Class A	157,088	36,131,811
		73,943,469
TOTAL FINANCIALS		297,138,814
HEALTH CARE - 11.1%
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	61,300	5,936,905
Boston Scientific Corp. (a)	511,519	27,008,203
GE Healthcare Holding LLC (b)	124,698	8,484,452
Koninklijke Philips Electronics NV (depository receipt) (NY Reg.) (c)	147,314	2,937,441
Medtronic PLC	58,596	4,591,583
		48,958,584
Health Care Providers & Services - 3.5%
Cigna Group	51,162	14,635,913
Humana, Inc.	5,400	2,627,208
UnitedHealth Group, Inc.	92,003	46,386,993
		63,650,114
Life Sciences Tools & Services - 0.9%
Danaher Corp.	60,910	15,111,771
Thermo Fisher Scientific, Inc.	2,900	1,467,893
		16,579,664
Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	328,899	19,089,298
Eli Lilly & Co.	39,900	21,431,487
GSK PLC sponsored ADR	299,366	10,852,018
Johnson & Johnson	108,714	16,932,206
Sanofi SA sponsored ADR	80,073	4,295,116
		72,600,125
TOTAL HEALTH CARE		201,788,487
INDUSTRIALS - 11.3%
Aerospace & Defense - 3.8%
Airbus Group NV	129,300	17,306,609
RTX Corp.	132,830	9,559,775
The Boeing Co. (a)	219,000	41,977,920
		68,844,304
Air Freight & Logistics - 1.2%
FedEx Corp.	6,300	1,668,996
United Parcel Service, Inc. Class B	130,279	20,306,588
		21,975,584
Commercial Services & Supplies - 0.0%
GFL Environmental, Inc.	5,700	180,998
Electrical Equipment - 0.3%
Rockwell Automation, Inc.	18,400	5,260,008
Industrial Conglomerates - 4.9%
General Electric Co.	814,094	89,998,092
Machinery - 1.1%
Caterpillar, Inc.	50,600	13,813,800
Deere & Co.	17,780	6,709,816
		20,523,616
TOTAL INDUSTRIALS		206,782,602
INFORMATION TECHNOLOGY - 20.1%
IT Services - 0.1%
Kyndryl Holdings, Inc. (a)	220	3,322
Snowflake, Inc. (a)	1,000	152,770
Twilio, Inc. Class A (a)	25,300	1,480,809
		1,636,901
Semiconductors & Semiconductor Equipment - 5.1%
Analog Devices, Inc.	8,000	1,400,720
Applied Materials, Inc.	146,174	20,237,790
ASML Holding NV (depository receipt)	5,536	3,258,822
Broadcom, Inc.	9,200	7,641,336
Lam Research Corp.	20,800	13,036,816
Marvell Technology, Inc.	111,149	6,016,495
NVIDIA Corp.	44,200	19,226,558
Qualcomm, Inc.	94,416	10,485,841
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	133,300	11,583,770
		92,888,148
Software - 10.8%
Adobe, Inc. (a)	35,710	18,208,529
Autodesk, Inc. (a)	800	165,528
Intuit, Inc.	10,100	5,160,494
Microsoft Corp.	502,276	158,593,643
Salesforce, Inc. (a)	19,300	3,913,654
SAP SE sponsored ADR	89,900	11,625,868
		197,667,716
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	433,042	74,141,121
TOTAL INFORMATION TECHNOLOGY		366,333,886
MATERIALS - 2.4%
Chemicals - 0.8%
DuPont de Nemours, Inc.	122,418	9,131,159
Linde PLC	5,000	1,861,750
LyondellBasell Industries NV Class A	26,000	2,462,200
		13,455,109
Metals & Mining - 1.6%
Freeport-McMoRan, Inc.	799,100	29,798,439
TOTAL MATERIALS		43,253,548
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
American Tower Corp.	27,010	4,441,795
Crown Castle International Corp.	58,900	5,420,567
Simon Property Group, Inc.	47,400	5,120,622
		14,982,984
UTILITIES - 0.7%
Electric Utilities - 0.7%
Southern Co.	189,700	12,277,384
TOTAL COMMON STOCKS (Cost $1,106,510,378)		1,702,789,100

Money Market Funds - 7.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	125,297,563	125,322,622
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	2,500,750	2,501,000
TOTAL MONEY MARKET FUNDS (Cost $127,823,622)		127,823,622

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $1,234,334,000)	1,830,612,722
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(7,453,543)
NET ASSETS - 100.0%	1,823,159,179

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
GE HealthCare Technologies, Inc.	Chicago Board Options Exchange	600	4,082,400	90.00	10/20/23	(1,500)

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $4,082,400.
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	106,272,490	69,371,233	50,321,101	1,746,052	-	-	125,322,622	0.3%
Fidelity Securities Lending Cash Central Fund 5.39%	-	22,734,686	20,233,686	78,189	-	-	2,501,000	0.0%
Total	106,272,490	92,105,919	70,554,787	1,824,241	-	-	127,823,622

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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